Merger with MBT Financial Corporation 1

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Additional Information Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to MBT Financial Corporation shareholders for their consideration. In connection with the proposed merger, it is expected that MBT Financial Corporation will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. MBT Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT Financial Corporation in connection with the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available. 3

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger related adjustments 4

Transaction Highlights . Entry into attractive Michigan markets, scalable franchise $1.3 billion in assets and a #1 deposit market share ranking in the Monroe, Michigan MSA Strategically . Capacity to fund future growth with low cost, low deposit beta franchise Compelling . Advances long-term performance goals through enhanced operating leverage and efficiency . Complementary business models and cultures . Efficiently crosses $10 billion in assets with positive operating leverage . Financially 2.7% accretive to 2020 consensus earnings per share . 2.5% TBV dilution at closing, inclusive of all transaction expenses, with an earnback of Attractive approximately 3.3 years using the crossover method . Regulatory capital remains above well-capitalized threshold . Completed comprehensive due diligence process . Strong cultural fit among management, with retention of key management, including Attractive Doug Chaffin (MBT CEO), Scott McKelvey, Tom Myers, and Audrey Mistor in Risk Profile leadership roles . Experienced acquirer, core competency in integration processes . Well prepared to cross the $10 billion asset threshold; FRME has been proactively planning for the regulatory requirements and costs for several years 5

First Merchants Corporation

Transaction Summary

Buyer	First Merchants Corporation ("FRME")
Seller	MBT Financial Corporation ("MBTF")
Consideration	100% stock 0.275 shares of FRME common stock for each share of MBTF common stock
Transaction Value[1]	$290.9 million in aggregate $12.57 per share
Transaction Multiples[1]	240% of tangible book value per share 14.8x 2019E consensus earnings per share
Pro Forma Ownership	~89% FRME / ~11% MBTF
Board Representation	One existing MBTF board member to join the FRME corporate board
Approvals & Closing	MBTF shareholder approval and customary regulatory approvals 1st Quarter 2019 expected closing

[1]Based upon an FRME closing stock price of $45.71 as of October 9, 2018. Aggregate deal value inclusive of SOSARs and RSUs.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
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Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 Allen Park . 94 Operates 20 Banking Centers 75 Southgate . MICHIGAN Trenton Balance Sheet as of June 30, 2018 Flat Rock Milan • Assets: $1.3 Billion Rockwood • Loans: $741 Million MICHIGAN Dundee 496 Monroe • Deposits: $1.1 Billion (89% non-maturity) Blissfield 75 94 • Loans / Deposits: 65% Temperance • 9.10% TCE/TA • 0.91% NPAs/Assets Deposit Market Share by County . Income Statement for the quarter ending June 30, 2018 Market Deposits Mkt. Share % of County Rank Branches ($000) (%) Franchise • ROAA: 1.51% / ROATCE: 16.59% Monroe, MI 1 15* $998,139 50.1% 86.9% • Efficiency Ratio: 61.8% • Net Interest Margin: 3.63% Wayne, MI 14 6 $150,913 0.3% 13.1% • Cost of Interest Bearing Deposits: 0.18% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. *Includes one non-banking center 7

High Quality, Low Cost Deposit Base . MBTF’s cost of total deposits has trended downward despite an increasing rate environment • 7 bps decrease in Interest Bearing Deposits costs versus a 175 bps increase in the Fed Funds rate this cycle • 5th lowest cost of interest-bearing deposits among 116 Midwest banks between $1.0 and $3.0B in assets1 • Negative deposit beta of (4.0%)2 since the third quarter of 2015 . Positioned for growth with a 65% loan-to-deposit ratio as of June 30, 2018 Cost of Interest-Bearing Deposits vs. Fed Funds Q3’15 – Q2’18 Deposit Beta 2 2.00% 23.4% 1.75% 1.50% 1.25% 1.25% 1.00% 0.75% 0.81% 0.65% 0.52% 0.58% 0.50% 0.50% 0.50% 0.50% 0.45% 0.40% 0.39% 0.42% 0.40% 0.39% 0.38% 0.37% 0.25% 0.25% 0.24% 0.23% 0.21% 0.21% 0.20% 0.20% 0.19% 0.19% 0.19% 0.18% 0.18% (4.0%) Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 FRME MBTF Fed Funds Rate FRME MBTF 1Rank based on most recent quarter data per S&P Global Market Intelligence for banks and savings banks headquartered in the Midwest, excluding merger targets 2Deposit beta calculated as change in cost of interest-bearing deposits over change in Federal Funds rate. MBTF Cost of Interest Bearing Deposits calculated using consolidated regulatory data as of June 30, 2018. 8

First Merchants Corporation

Pro Forma Loans & Deposits

MBTF's Low-Cost Deposit Base Complements Our Franchise

FRME	MBTF	Pro Forma

Diversified Combined Loan Portfolio



Multifamily 7%
Commercial & Industrial 23%
Consumer 1%
Other 7%
Construction 10%
Residential R.E. 1-4 Fam. 21%
Owner Occ. CRE 14%
Non-Owner Occ. CRE 17%

Total: $7.1B
MRQ Yield: 5.12%



Multifamily 4%
Commercial & Industrial 19%
Consumer 6%
Other 2%
Construction 3%
Residential R.E. 1-4 Fam. 27%
Owner Occ. CRE 21%
Non-Owner Occ. CRE 18%

Total: $741M
MRQ Yield: 4.82%



Multifamily 7%
Commercial & Industrial 23%
Consumer 2%
Other 6%
Construction 9%
Residential R.E. 1-4 Fam. 22%
Owner Occ. CRE 14%
Non-Owner Occ. CRE 17%

Total: $7.8B
MRQ Yield: 5.09%[1]

Strong Core Deposit Base



Time Deposits <$100,000 12%
Time Deposits ≥$100,000 7%
Demand 21%
Other Transaction Accounts 32%
MMDA and Savings 28%

Total: $7.5B
MRQ Cost: 0.64%



Time Deposits <$100,000 7%
Time Deposits ≥$100,000 4%
Demand 26%
Other Transaction Accounts 22%
MMDA and Savings 41%

Total: $1.1B
MRQ Cost : 0.14%



Time Deposits <$100,000 11%
Time Deposits ≥$100,000 7%
Demand 22%
Other Transaction Accounts 30%
MMDA and Savings 30%

Total: $8.7B
MRQ Cost: 0.57%[1]

Note: Loan and deposit compositions reflect consolidated regulatory data as of June 30, 2018
[1] Calculated as the weighted average of the total yield or cost

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
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First Merchants Corporation

Summary Financial Impact & Assumptions

Financial Impact

- 2.7% EPS accretion for 2020 (with fully phased cost savings)
- 2.5% TBV dilution at closing, inclusive of all transaction costs, with an earnback of approximately 3.3 years using the crossover method[1]
- ~9.6% tangible common equity / tangible assets estimated at closing
- ~ 14.0% total risk based capital ratio estimated at closing

Key Transaction Assumptions

- Cost savings of 30%, 50% phased-in during 2019 and 100% thereafter
- Loan credit mark of ~2.0%, or $14.5 million pre-tax
- Loan interest rate mark of ~1.0%, or $7.1 million pre-tax, accreted over 4.0 years
- Deposit interest rate mark of ~1.0%, or $1.4 million pre-tax, amortized over 16 months
- Core deposit intangible of ~1.94%, amortized over 10 years using sum of years' digits
- One-time, pre-tax transaction costs of $24.5 million (combined buyer & seller), assumed 100% at the time of transaction closing
- No revenue enhancements modeled

Crossing $10B Threshold

- Assets will be maintained below $10 billion through year-end 2018
- Anticipated Durbin amendment to be effective July 2020 – annualized pre-tax impact of $4.5 million for FRME and $930 thousand pre-tax for MBTF
- We have been investing for several years in people, systems and processes

[1]Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs.

First Merchants 125 Anniversary

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500

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THE STRENGTH OF BIG. THE SERVICE OF SMALL. Track Record of Growth & Successful Integrations 11

Summary  Creates a leading Midwest franchise with assets of $11 billion and an attractive upside  High quality acquisition with a strong deposit mix, low-cost core funding and a 65% Loan/Deposit ratio  Efficiency and scale are expected to result in improved operating leverage and offset the cost of crossing over the $10 billion threshold  First Merchants 8th acquisition since 2012  Retention of CEO and key business development team to expand franchise value  Financially and strategically accretive to our franchise  Positions First Merchants for continued growth 12